 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2020

1-800-FLOWERS.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26841	11-3117311
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Old Country Road, Suite 500

Carle Place, New York 11514

(Address of principal executive offices) (Zip Code)

(516) 237-6000

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FLWS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 4, 2020, 1-800-Flowers.com, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) reporting the purchase (the “Acquisition”) of all of the issued and outstanding membership interests of PersonalizationaMall.Com, LLC (“PersonalizationMall”), as of August 3, 2020. On October 19, 2020, the Company amended the Original Filing by filing a current Report on Form 8-K/A (the “Amended Filing”) with the following financial statements and pro forma financial information: (i) unaudited Special Purpose Statement of Assets Acquired and Liabilities Assumed, as of August 3, 2020, of PersonalizationMall, (ii) unaudited Special Purpose Statement of Revenues and Direct Expenses for the year ended February 29, 2020, of PersonalizationMall, (iii) unaudited Special Purpose Statement of Revenues and Direct Expenses for the three months ended May 30, 2020, of PersonalizationMall and (iv) unaudited Pro Forma Condensed Combined Financial Statements of the Company at, and for the year ended, June 28, 2020.

The Company is hereby amending the Original Filing and the Amended Filing by filing this Current Report on Form 8-K/A with the following financial statements and pro forma financial information: (i) audited Special Purpose Statement of Assets Acquired and Liabilities Assumed, as of August 3, 2020, of PersonalizationMall, (ii) audited Special Purpose Statement of Revenues and Direct Expenses for the year ended February 29, 2020, of PersonalizationMall, (iii) unaudited Special Purpose Statement of Revenues and Direct Expenses for the three months ended May 30, 2020, of PersonalizationMall and (iv) unaudited Pro Forma Condensed Combined Financial Statements of the Company at, and for the year ended, June 28, 2020.

There have been no material changes or differences between the financial statements filed herewith and the unaudited financial statements filed with the Amended Filing.

Except as described above, no other changes have been made to the Original Filing or the Amended Filing. The Original Filing continues to speak as of the date of the Original Filing and the Amended Filing continues to speak as of the date of the Amended Filing. Accordingly, this amendment should be read in conjunction with the Company’s Original Filing and the Amended Filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited Special Purpose Statement of Assets Acquired and Liabilities Assumed as of August 3, 2020, of PersonalizationMall is filed as Exhibit 99.1.

The audited Special Purpose Statement of Revenues and Direct Expenses for the year ended February 29, 2020, of PersonalizationMall is filed as Exhibit 99.2.

The unaudited Special Purpose Statement of Revenues and Direct Expenses for the three months ended May 30, 2020, of PersonalizationMall is filed as Exhibit 99.3.

(b) Pro Forma Financial Information.

The unaudited Pro Forma Condensed Combined Financial Statements of the Company at, and for the year ended, June 28, 2020, is filed as Exhibit 99.4.

 (d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Audited Special Purpose Statement of Assets Acquired and Liabilities Assumed as of August 3, 2020, of PersonalizationMall
99.2	Audited Special Purpose Statement of Revenues and Direct Expenses for the year ended February 29, 2020, of PersonalizationMall
99.3	Unaudited Special Purpose Statement of Revenues and Direct Expenses for the three months ended May 30, 2020, of PersonalizationMall
99.4	Unaudited Pro Forma Condensed Combined Financial Statements of the Company at, and for the year ended, June 28, 2020

Special Note Regarding Forward-Looking Statements:

This current report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases.  These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, but not limited to, statements regarding the Company’s ability to achieve the expected results of PersonalizationMall; its ability to successfully integrate the acquired businesses and assets; its ability to cost effectively acquire and retain customers; the outcome of contingencies, including legal proceedings in the normal course of business; its ability to compete against existing and new competitors; its ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and the impact of the Covid-19 pandemic on the Company and PersonalizationMall. The Company undertakes no obligation to publicly update any of the forward-looking statements, whether because of new information, future events or otherwise, made in this report or in any of its SEC filings. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. For a more detailed description of these and other risk factors, please refer to the Company’s SEC filings, including the Company’s Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2020

                                                                                                                                                                                                                                          1-800-FLOWERS.COM, Inc.

By: /s/ William E. Shea

William E. Shea

Senior Vice President, Treasurer and

Chief Financial Officer